SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  March 5, 2003

                            Rexhall Industries, Inc.
               (Exact name of registrant as specified in charter)

  California                       0-10067                      95-4135907
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
 incorporation)

46147 7th Street West, Lancaster California     93534
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:           (661) 726-0565
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Item 1.  Changes in Control of Registrant.
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                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.
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                  None.

Item 3.  Bankruptcy or Receivership.
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                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
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On March 5, 2003, registrant engaged the independent accounting firm of Beckman
Kirkland and Whitney ("BKW") to serve as its new independent public accountants.

           During the years ended December 31, 2000 and December 31, 2001 and the subsequent interim periods, registrant did not consult with BKW regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on registrant's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a) (l) (iv) of Regulation S-K) or a reportable event (as defined in Item 304(a) (l) (v) of Regulation S-K).

           The decision to engage BKW was recommended by registrant's Audit Committee and unanimously approved by registrant's Board of Directors.

Item 5.  Other Events.
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                  Not applicable.

Item 6.  Resignations of Registrant's Directors.
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                  Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  Not applicable.

Item 8. Change in Fiscal Year

                  Not applicable.

Item 9. Regulation FD Disclosure.

                  Not applicable.

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                                    EXHIBITS
                                    --------

                                      None.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Rexhall Industries, Inc.
                                          ------------------------
                                                (Registrant)

Date: March 7, 2003                          By:      /s/ J. Michael Bourne
                                                --------------------------------
                                             J. Michael Bourne, EVP, COO & CFO